UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

ASBURY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31262	01-0609375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW, Suite 300 Duluth, GA		30097
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 418 - 8200

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into Material Definitive Agreement

Issuance of $400.0 Million Aggregate Principal Amount of 6.0% Senior Subordinated Notes due 2024

On December 4, 2014, Asbury Automotive Group, Inc. (“Asbury”, “we” or the “Company”) issued $400,000,000 aggregate principal amount of its 6.0% Senior Subordinated Notes due 2024 (the “2024 Notes”) pursuant to an indenture, dated as of December 4, 2014 (the “Indenture”) among the Company, the subsidiary guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”). The 2024 Notes were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) or to persons outside the United States under Regulation S of the Securities Act.

The 2024 Notes mature on December 15, 2024. Interest accrues on the 2024 Notes from December 4, 2014, and interest is payable semiannually, on June 15 and December 15 of each year. The first interest payment date is June 15, 2015. We may redeem some or all of the 2024 Notes at any time after December 15, 2019 at redemption prices specified in the Indenture. We may also redeem up to 35% of the aggregate principal amount of the 2024 Notes using the proceeds from certain equity offerings completed before December 15, 2017. In addition, we may redeem some or all of the 2024 Notes at any time prior to December 15, 2019 at a price equal to 100% of the principal amount thereof plus a make whole premium set forth in the Indenture, and accrued and unpaid interest. If we sell certain of our assets or experience specific kinds of changes of control, we must offer to repurchase the 2024 Notes. The terms of the 2024 Notes are set out in detail in the Indenture.

In connection with the issuance of the 2024 Notes, Asbury, the Guarantors and the initial purchasers of the 2024 Notes entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated December 4, 2014. The Registration Rights Agreement requires the Company and the Guarantors to use their commercially reasonable efforts to have an exchange offer registration statement relating to the 2024 Notes and related guarantees declared effective by the SEC on or prior to 240 days after the 2024 Notes were issued. If, under certain circumstances, an exchange offer cannot be completed, the Company and the Guarantors must use their commercially reasonably efforts to file with the SEC a shelf registration statement covering resales of the 2024 Notes and related guarantees and use their commercially reasonable efforts to cause such registration statement to be declared effective as provided for in the Registration Rights Agreement. In such instance, the Company would be obligated to keep such shelf registration statement effective for up to one year from the date of the initial effectiveness of the shelf registration statement. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will, under certain circumstances, be required to pay additional interest to the holders of the 2024 Notes.

Copies of the Indenture, the form of the 2024 Notes, and the Registration Rights Agreement are attached to this current report on Form 8-K as exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference as though fully set forth herein. The foregoing description of the Indenture, the 2024 Notes and the Registration Rights Agreement are qualified in their entirety by the complete text of each of such documents.

Seventh Supplemental Indenture Related to the 2020 Notes

On December 4, 2014, the Company and certain subsidiaries of the Company signatory thereto entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), with The Bank of New York Mellon, as trustee (the “Trustee”), which supplements that certain Indenture, dated as of November 16, 2010 (as amended and supplemented, the “2020 Indenture”), among the Company, the subsidiary guarantors party thereto and the Trustee, governing the 8.375% Senior Subordinated Notes due 2020 (the “2020 Notes”) of the Company.

The Seventh Supplemental Indenture, among other things, removes substantially all of the restrictive covenants contained in the 2020 Indenture, eliminates or modifies certain events of default and modifies the redemption notice provisions contained therein.

The foregoing description of the Seventh Supplemental Indenture is qualified in its entirety by reference to the complete text of such supplemental indenture, which is attached to this current report on Form 8-K as Exhibit 4.4, and is incorporated by reference as though fully set forth herein.

Amendment No. 3 to Credit Agreement

On December 4, 2014, the Company and certain subsidiaries of the Company signatory thereto entered into an amendment (the “Amendment”) to the Company’s amended and restated senior secured credit agreement, dated August 8, 2013, with Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle floorplan swing line lender, used vehicle floorplan swing line lender and an L/C issuer, and the other lenders party thereto (the “Credit Agreement”).

The Amendment revises the covenant restricting the Company’s ability to make certain restricted payments, including payments to repurchase additional shares of its common stock, among other things, to generally be consistent with the covenant governing such payments as contained in the Indenture, as previously disclosed by the Company.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached to this current report on Form 8-K as Exhibit 10.1, and is incorporated by reference as though fully set forth herein.

The Company has various relationships with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, which acted as initial purchasers (the “Initial Purchasers”) in connection with the issuance of the 2024 Notes, and their affiliates. The Company also has various relationships with certain of the lenders under the Credit Agreement, which include the Initial Purchasers or their affiliates, and such lenders’ affiliates. The Initial Purchasers and the lenders under the Credit Agreement have had in the past, and may have, in the future, various other relationships with the Company involving investment banking, commercial dealings in the ordinary course of business and/or the provision of financial or other advisory services. These agents and lenders, or their respective affiliates, have received, and may in the future receive, customary fees and expenses for those services.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The first and second paragraphs under Item 1.01 above under the heading “Issuance of $400.0 Million Aggregate Principal Amount of 6.0% Senior Subordinated Notes due 2024” are incorporated by reference herein.

Item 8.01.	Other Events

On December 4, 2014, the Company issued a press release (the “Press Release”) announcing, among other things, the completion of the issuance and sale of its 2024 Notes. The Company also announced the expiration of the consent payment deadline and the results as of such date and time of its previously announced tender offer and consent solicitation for its 2020 Notes (the “Tender Offer”), accepting for purchase an aggregate of $234,199,000 aggregate principal amount of 2020 Notes validly tendered and not validly withdrawn as of such deadline. In connection therewith, the Company also announced that it has delivered a notice of redemption (the “Notes Redemption”) for all 2020 Notes outstanding after the expiration of the Tender Offer on December 18, 2014. All 2020 Notes outstanding after the expiration of the Tender Offer will be redeemed on December 26, 2014. The Press Release also announced that the Company has entered into an amendment to its senior credit facility, which amendment provides the Company additional flexibility to make certain restricted payments, including payments to repurchase shares of its common stock, among other things.

The proceeds from the sale of the 2024 Notes are being used to pay the applicable consideration in the Tender Offer, as well as to complete the Notes Redemption. Remaining proceeds will be used for general corporate purposes, which may include, among other things, share repurchases and acquisitions.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

4.1	Indenture, dated as of December 4, 2014, among the Company, each of the guarantors named therein and U.S. Bank National Association, as Trustee

4.2	Form of 6.0% Senior Subordinated Note due 2024 (included as Exhibit A to the Indenture filed as Exhibit 4.1 hereto)

4.3	Registration Rights Agreement, dated December 4, 2014, among Asbury Automotive Group, Inc., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

4.4	Seventh Supplemental Indenture, dated as of December 4, 2014, among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee

10.1	Amendment No. 3 to Credit Agreement dated as of December 4, 2014, by and among Asbury Automotive Group, Inc., as Borrower, certain of its subsidiaries, as Vehicle Borrowers, Bank of America, N.A., as Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer, and the other lenders party thereto

99.1	Press release dated December 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC

	By:	/s/ George A. Villasana
Name: George A. Villasana
Title: Vice President, General Counsel & Secretary
Date: December 4, 2014

EXHIBIT INDEX

Number	Exhibit

4.1	Indenture, dated as of December 4, 2014, among the Company, each of the guarantors named therein and U.S. Bank National Association, as Trustee

4.2	Form of 6.0% Senior Subordinated Note due 2024 (included as Exhibit A to the Indenture filed as Exhibit 4.1 hereto)

4.3	Registration Rights Agreement, dated December 4, 2014, among Asbury Automotive Group, Inc., the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

4.4	Seventh Supplemental Indenture, dated as of December 4, 2014, among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee

10.1	Amendment No. 3 to Credit Agreement dated as of December 4, 2014, by and among Asbury Automotive Group, Inc., as Borrower, certain of its subsidiaries, as Vehicle Borrowers, Bank of America, N.A., as Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer, and the other lenders party thereto

99.1	Press release dated December 4, 2014

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